UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2009

EXELIXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30235	04-3257395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

249 East Grand Ave.

P.O. Box 511

South San Francisco, California 94083-0511

(Address of principal executive offices, and including zip code)

(650) 837-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2009, at the 2009 Annual Meeting of Stockholders of Exelixis, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s 2000 Employee Stock Purchase Plan (the “Plan”) to terminate the annual automatic increase in the number of shares reserved for issuance thereunder and to increase the number of shares of common stock reserved for issuance thereunder by 5,000,000.

The foregoing summary is subject to and qualified in its entirety by the Plan, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	2000 Employee Stock Purchase Plan, as amended. (1)

(1)	Filed as an Appendix to Exelixis, Inc.’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 13, 2009 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EXELIXIS, INC.

Date: May 15, 2009	/s/ James B. Bucher
James B. Bucher
Vice President, Corporate Legal Affairs and Secretary

Exhibit Index

Exhibit Number	Description

10.1	2000 Employee Stock Purchase Plan, as amended. (1)

(1)	Filed as an Appendix to Exelixis, Inc.’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 13, 2009 and incorporated herein by reference.